                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

         Each individual whose signature appears below hereby constitutes and appoints C. William Ferris, Keith J. Carlson and Joseph R. Fleming, and each of them, his true and lawful attorney-in-fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 and the Registration Statement on Form 10 of Mackenzie Investment Management Inc. and any and all amendments and supplements (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

NAME                                        CAPACITY                                    DATE
----                                        --------                                    ----
/s/ KEITH J.CARLSON
----------------------------------
Keith J. Carlson                            President, Director                         September 24, 1999
                                            and Chief Executive Officer


/s/ C. WILLIAM FERRIS
----------------------------------
C. William Ferris                           Senior Vice President, Chief Financial      September 24, 1999
                                            Officer and Secretary/Treasurer


/s/ NEIL LOVATT
----------------------------------
Neil Lovatt                                 Chairman and Director                       September 24, 1999


/s/ JAMES W. BROADFOOT III
----------------------------------
James W. Broadfoot III                      Executive Vice President and Director       September 24, 1999


/s/ ALAN J. DILWORTH
----------------------------------
Alan J. Dilworth                            Director                                    September 24, 1999


/s/ ALLAN S. MOSTOFF
----------------------------------
Allan S. Mostoff, Esq.                      Director                                    September 24, 1999


/s/ JAMES L. HUNTER
----------------------------------
James L. Hunter                             Director                                    September 24, 1999

/s/ ALASDAIR J. MCKICHAN
----------------------------------
Alasdair J. McKichan                        Director                                    September 24, 1999


/s/ MICHAEL R. PEERS
----------------------------------
Michael R. Peers                            Director                                    September 24, 1999


/s/ DOLPH W. VON ARX
----------------------------------
Dolph W. von Arx                            Director                                    September 24, 1999


